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CUSIP No. 29382R107                    13G                  Page 19 of 21 pages


                                    EXHIBIT B

POWER OF ATTORNEY

      The undersigned hereby make, constitute and appoint CLEVELAND A. CHRISTOPHE and MARK D. INGLIS, acting jointly or individually, with full power of substitution, the true and lawful attorneys-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13G with respect to the securities of ENTRAVISION COMMUNICATIONS CORPORATION, a Delaware corporation, and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

      This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: February 14, 2002



TSG Capital Fund II, L.P.
By: TSG Associates II, L.P., its general partner
By: TSG Associates II, Inc., its general partner

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  President


TSG Associates II, L.P.
By: TSG Associates II, Inc., its general partner

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  President


TSG Associates II, Inc.

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  President


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CUSIP No. 29382R107                    13G                  Page 20 of 21 pages


TSG Capital Fund III, L.P.
By: TSG Associates III, LLC, its general partner


By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  Managing Member


TSG Associates III, LLC

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  Managing Member


TSG Ventures, L.P.
By: TSGVI Associates, Inc., its general partner

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  Executive Vice President


TSGVI Associates, Inc.

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  Executive Vice President



Z Spanish Media Holdings, LLC
By: TSG Capital Fund II, L.P., managing member
By: TSG Associates II, L.P., its general partner
By: TSG Associates II, Inc., its general partner

By: /s/ Cleveland A. Christophe
   -------------------------------
   Name:  Cleveland A. Christophe
   Title:  President



/s/ Cleveland A. Christophe
----------------------------------
   Cleveland A. Christophe



/s/ Mark D. Inglis
----------------------------------
   Mark D. Inglis


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CUSIP No. 29382R107                    13G                  Page 21 of 21 pages


/s/ Darryl B. Thompson
------------------------------
   Darryl B. Thompson